SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

MIAD SYSTEMS LTD

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

☒

No fee required

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$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:           (A)

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

MIAD SYSTEMS LTD.

43 Riveria Drive, Unit 6

Markham, Ontario, Canada, L3R 5J6

_____________

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD WEDNESDAY, AUGUST 20, 2003

TO THE SHAREHOLDERS OF MIAD SYSTEMS LTD.

Notice is hereby given that an Annual Meeting of the shareholders of MIAD SYSTEMS LTD. (the "Corporation") will be held on Wednesday, August 20, 2003, at the hour of 10:00 o'clock in the forenoon Toronto time, for the following purposes:

1.

to receive and consider the report of the directors and to receive and consider the financial statements of the Corporation for the period ended September 30, 2002, together with the auditors report thereon, which such report, financial statements and auditors reports were mailed to the shareholders together with this notice of meeting;

2.

to elect directors for the ensuing year;

3.

to appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4.

to transact such other business as may properly be transacted at such meetings or any adjournment thereof.

Reference is made to the heading "Particulars of Matters to be Acted Upon" in the attached Information Circular setting forth a description of the matters referred to in items 2 to 3 above. If you are unable to attend the meeting in person, please read the information contained in the accompanying Information Circular and the Instrument of Proxy enclosed herewith and complete and return the Proxy within the time period specified in the Information Circular. The enclosed Proxy is solicited by management, but you may amend it, if you so desire, by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the meeting.

Dated at Toronto, Ontario as of this 15th day of July, 2003.

By order of the Board,

Michael A. Green

Director and President

MIAD SYSTEMS LTD.

43 Riveria Drive, Unit 6

Markham, Ontario, Canada, L3R 5J6

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MANAGEMENT INFORMATION CIRCULAR

AS OF JULY 15, 2003

_______________________________

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, AUGUST 20, 2003

_______________________________

SOLICITATION OF PROXIES

SOLICITATION OF PROXIES

THIS INFORMATION CIRCULAR (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF MIAD SYSTEMS LTD. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD ON WEDNESDAY, AUGUST 20, 2003, AT THE HOUR OF 10:00 A.M., AT 390 BAY STREET, SUITE 1102, TORONTO, ONTARIO, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. It is expected that the solicitation will be primarily by mail but proxies may also be solicited personally by regular employees and Directors of the Corporation at a nominal cost. The cost of any such solicitation by management will be borne by the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are Directors and Senior Officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED PROXY TO THE SECRETARY OF THE CORPORATION AT 43 RIVIERA DRIVE, UNIT 6, MARKHAM, ONTARIO, OR TO MANHATTAN TRANSFER REGISTRAR CO., 58 DORCHESTER ROAD, LAKE RONKONKOMA, NEW YORK, 11779, AT LEAST 72 HOURS PRIOR TO THE MEETING IN ORDER FOR THE PROXY TO BE VOTED. A Proxy must be executed by a shareholder or his attorney authorized in writing or, if executed by a body corporate, by an Officer or Attorney thereof, duly authorized.

Any Shareholder giving a Proxy may, in addition to in any other manner permitted by law, revoke the Proxy by depositing an instrument in writing executed by the Shareholder or by his Attorney authorized in writing, or if the Shareholder is a body corporate, by an Officer or

Attorney thereof duly authorized, at the head office of the Corporation or at MANHATTAN TRANSFER REGISTRAR CO., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the Proxy is to be used or with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof.

EXERCISE OF DISCRETION BY PROXIES

Shares represented by properly executed Proxies will be voted or withheld from voting in accordance with the instructions of the Shareholder giving the Proxy on any ballot that may be called for, and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. IF NO CHOICE IS SPECIFIED, THE SHARES REPRESENTED BY SUCH PROXIES WILL, EXCEPT WHERE PROHIBITED BY LAW, BE VOTED IN FAVOUR OF THE MATTER IDENTIFIED IN THE NOTICE OF MEETING.

THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. At the time of printing this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. HOWEVER, IF OTHER MATTERS WHICH ARE NOT KNOWN TO THE MANAGEMENT OF THE CORPORATION SHOULD COME BEFORE THE MEETING, THE SHARES REPRESENTED BY ANY PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PERSONS NAMED THEREIN.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

As of the date hereof, the Corporation has outstanding 3,711,400 common shares without nominal or par value, each carrying the right to one vote per share.

The Board of Directors of the Corporation has fixed July 14, 2003, (the "Record Date") as the Record Date for the purpose of determining the shareholders entitled to receive notice of the Meeting. In accordance with the provisions of the Business Corporations Act (Ontario) (the "Act") the Corporation will prepare a list of shareholders as at the Record Date. In accordance with the voting rights attaching to the common shares, each shareholder named in the list will be entitled to vote, on all resolutions put forth at the Meeting for which such shareholder is entitled to vote, the shares shown opposite his or her name on the said list, except to the extent that: (i) the shareholder has transferred his or her shares after the Record Date; and (ii) the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he or she owns the shares and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders before the Meeting, in which case the transferee will be entitled to vote his or her shares at the Meeting. The failure of a shareholder to receive the Notice of Meeting does not deprive him or her of the right to vote at the Meeting.

To the knowledge of the directors or officers of the Corporation, the following shareholders beneficially own, directly or indirectly, or exercise control, or direction over, more than 10% of the voting rights attaching to the outstanding common shares of the Corporation, as at the date hereof:

Name of Shareholder	Number of Common Shares	Percentage of Total Shares

Michael Green	1,960,000	52.8%

Adrienne Green	490,000	13.2%

PARTICULARS OF MATTERS TO BE ACTED UPON

A.

Election of Directors

The Articles of Incorporation of the Corporation provide that the board of directors of the Corporation consist of a minimum of one (1) and a maximum of seven (7) directors. The board of directors presently consists of one (1) director to be elected annually. Each director will hold office until the next annual meeting of the shareholders of the Corporation or until his/her successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Corporation.

Management has nominated one person to act as the director of the Corporation. The persons named in the enclosed instrument of proxy intend to vote for the election of the nominees whose names are set forth below. The director who is standing for re-election by the shareholders has held office from the dates indicated below. Management does not contemplate that this nominee will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of Proxy reserve the right to vote for another nominee in their discretion.

The following table and notes thereto states the name of the person proposed to be nominated for election as a Director, his principal occupation or employment for the past five years, the year in which he became a Director of the Corporation, and the number of shares of the Corporation beneficially owned, directly or indirectly, by him as of July 15, 2003. The Corporation does not presently have an executive committee or an audit committee of the Board of Directors.

Name	Number Of Shares	Chief Occupation

Michael A. Green	1,960,000	Director, President of Miad Systems Ltd.

Director, since Nov.15, 1996, and President since Sept.30, 1998.

NOTE:

1)

The information as to shares beneficially owned, not being within the knowledge of the Corporation, has been furnished by the representative nominees individually.

B.

Statement of Executive Compensation

For the fiscal year ended September 30, 2002, the Corporation had two (2) "Executive Officers" as such term is defined in Form 40 under the Regulation to the Securities Act of Ontario. During the most recently completed financial year the Corporation paid a total of $188,430.00 (Cdn.)for salaries and bonuses to directors and senior officers of the Corporation.

1.

Compensation of Named Executive Officers

The following table sets forth all compensation in respect of individuals ("Named

Executive Officers") who were, as at September 30, 2002, earning a combined salary and bonus in excess of Cdn. One Hundred Thousand Dollars ($100,000.00) for the fiscal year ended September 30, 2002:

SUMMARY COMPENSATION TABLE

		Annual Compensation*				Long Term Compensation Awards
Name and Principal Position	Year	Salary	$000* Bonus		Other	Securities Under Options Granted	All Other Compensation

Michael Green	2000	$180		$26	$	n/a	n/a
President/CEO	2001	$100		$15	$	n/a	n/a
	2002	$100	$	n/a	$	n/a	n/a

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* amounts expressed in Canadian dollars.

2.

Termination of Employment, Change in Responsibilities and Employment Contracts

The Corporation and its subsidiaries have entered into the following employment contracts with the Named Executive Officers. Pursuant to an agreement between the Corporation and Messr. Green, the Corporation has agreed to pay to Mr. Green a salary of $200,000.00, a commission of $5,000.00 for each One Million Dollars ($1,000,000.00) of sales achieved by the Corporation in each fiscal year (to a maximum of Ten Million Dollars ($10,000,000.00) in sales, a commission of $12,000.00 for each One Million Dollars ($1,000,000.00) of sales achieved by the Corporation in each fiscal year for sales in excess of Ten Million Dollars ($10,000,000.00), a one time bonus of Twenty Thousand Dollars ($20,000.00) in the event that the Corporation achieves sales in any fiscal year in excess of Ten Million Dollars ($10,000,000.00), a bonus at the rate of 4% of the Corporation’s pre-tax profit, the reimbursement of reasonable and legitimate business expenses, and employment benefits in accordance with the Corporation’s current employment benefits plan.

Pursuant to an agreement between the Corporation and Messr. Misetich, the Corporation has agreed to pay to Mr. Misetich a salary of $50,000.00, a commission of two and one half percent (2 1/2%) to three percent (3%) of billed revenue depending on the gross margin of the transaction, a one time bonus of Fifteen Thousand Dollars ($15,000.00) in the event that the Corporation achieves sales in any fiscal year from Mr. Misetich’s accounts in excess of Two Million Five Hundred Thousand Dollars ($2,500,000.00), an additional one time bonus of Twenty Five Thousand Dollars ($25,000.00) in the event that the Corporation achieves sales in any fiscal year from Mr. Misetich’s accounts in excess of Three Million Thousand Dollars ($3,000,000.00), a car allowance of Eight Hundred Dollars ($800.00) per month, as well as reimbursement for reasonable and legitimate business expenses and employment benefits in accordance with the Corporation’s current employment benefits plan. Mr. Misetich’s employment with the Corporation ended in December, 2002.

C.

Appointment of Auditors

Unless such authority is withheld, the persons named in the enclosed instrument of proxy intend to vote to appoint Messrs. Brodeur Dennis, Chartered Accountants, Toronto, Ontario, as auditors of the Corporation to hold office until the next Annual Meeting of Shareholders and to authorize the directors to fix their remuneration.

SECTION 16(a) REPORTING

As under the securities laws of the United States, the Company’s directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Company’s Common Stock must report on their ownership of the Company’s Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc.’s Automated Quotation System. Specific due dates for these reports have been established. During the year ended September 30, 2002, the Company believes that all reports on behalf of the executive officers and directors for all transactions were filed on a timely basis.

OTHER MATTERS

The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more stockholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgement.

STOCKHOLDER PROPOSALS

In order to be included in the materials for the Company’s next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before February 1, 2004.

ANNUAL AND QUARTERLY REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION

The Annual Report on Form 10-KSB for the years ended September 30, 2001, and September 30, 2002, as filed with the Securities and Exchange Commission, which includes the financial statements of the Company for the fiscal years ended September 30, 2001, and September 30, 2002, as well as the unaudited quarterly financial statements for the periods ending December 31, 2002 and March 31, 2003, are available to shareholders at www.sec.gov.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED ON

Certain directors proposed as nominees for election to the Board of Directors of the Corporation, are parties to employment agreements with the Corporation, as described above, under heading "B. Statement of Executive Compensation" "Compensation of Named Executive Officers" and "Termination of Employment, Change in Responsibilities and Employment Contracts".

GENERAL

The information contained herein is given as of July 20, 2003. Management knows of no additional matters to come before the Meeting. Receipt at such Meeting of a report of the Directors and auditors and the Corporation's Financial Statements for its fiscal period ended September 30, 2002 will not constitute approval or disapproval of any matters referred to therein.

The contents and the sending of this Circular and the sending of it to holders of common shares of the Corporation, to each director of the Corporation, to the auditors of the Corporation and to the appropriate governmental agencies have been approved by the Board of Directors of the Corporation.

(Signed) MICHAEL A. S. GREEN

President

July 15, 2003

MIAD SYSTEMS LTD.

INSTRUMENT OF PROXY

FOR THE ANNUAL MEETING

TO BE HELD ON WEDNESDAY, AUGUST 20, 2003

THIS PROXY IS SOLICITED ON BEHALF OF

THE MANAGEMENT OF THE CORPORATION

I, ______________________ the undersigned, being a shareholder of MIAD SYSTEMS LTD. (the "Corporation"), hereby appoint Michael Green, a Director and President of the Corporation or failing him, ______________________ or instead of the foregoing, ______________________ as my Proxy, to vote for me and on my behalf at the Annual of shareholders of the Corporation, to be held on Wednesday, the 20th day of August, 2003, and at any adjournment thereof and to vote the shares in the capital stock of the Corporation registered in the name of the undersigned with respect to the matters set forth below as follows:

1. On the election of the Directors nominated by management as follows:

MICHAEL GREEN

FOR ________WITHHOLD VOTE_________

2. The appointment of Messrs. Brodeur Dennis, Chartered Accountants, Chartered Accountants, Toronto, Ontario, as auditors of the Corporation, and to authorize the directors to fix their remuneration.

FOR ________WITHHOLD VOTE_________

The undersigned hereby revokes any proxy previously given. WITNESS my hand this     day of             , 2003.

_____________________________

_________________________________

NAME (Please Print)

SIGNATURE OF SHAREHOLDER

NOTES:

1.

This proxy confers authority for the above-named to vote his/her discretion with respect to amendments or variations to the matters identified in the Notice of Meeting accompanying this proxy instrumented or on any other matters which may properly come before the meeting. Where no choice is specified by the shareholder, this proxy will confer authority and will be voted in favour of the matters referred to above.

2.

Each shareholder has the right to appoint a person to represent him/her at the meeting other than the person specified above.  Such right may be exercised by striking out the names of the specified persons and by inserting in the blank space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

3.

This proxy must be executed by the shareholder or his/her attorney duly authorized in writing. If the shareholder is a corporation, this proxy must be executed under its corporate seal or by an officer or attorney thereof duly authorized.

4.

Please date this Proxy.  If not dated, it shall be deemed to be dated the day on which it is mailed.